Derivative financial liabilities	12 Months Ended
Dec. 31, 2023
Derivative financial liabilities
Derivative financial liabilities

24Derivative financial liabilities

During 2021, the Group raised a total of £166,981 thousand, consisting of £25,000 thousand additional convertible loan notes issued to Microsoft Corporation and Rocket Internet SE, which were converted to equity during the year, and £141,981 thousand to Mudrick Capital Management L.P. through the issuance of Convertible Senior Secured Notes.

Convertible Senior Secured Notes consists of the following:

Mudrick
£ 000
As at January 1, 2023	115,247
Fair value movements	(15,705)
In-kind interest paid	16,160
Foreign exchange movements	(6,411)
As at December 31, 2023	109,291

On December 15, 2021 Mudrick purchased Convertible Senior Secured Notes of and from the Company in an aggregate principal amount of $200,000 thousand for an aggregate purchase price of $192,000 (the “Purchase Price”).

The Convertible Senior Secured Notes are initially convertible into up to 18,181,820 ordinary shares at an initial conversion rate of 90.9091 ordinary shares per $1,000 principal amount subject to adjustments to such rate as provided in the Indenture governing the Convertible Senior Secured Notes.

Upon the occurrence of a Fundamental Change, Mudrick has the right, at its option, to require the Company to repurchase for cash all or any portion of its Convertible Senior Secured Notes in principal amounts of $1,000, at a fundamental change repurchase price equal to the principal amount to be repurchased.

A fundamental change consists of a change in beneficial owner of the Company; the sale of all or substantially all of the assets or share capital of the Company; dissolution or liquidation of the Company; or NYSE de-listing.

The Convertible Senior Secured Notes will bear interest at the rate of 7% per annum if the Company elects to pay interest in cash or 9% per annum if the Company elects to pay interest in-kind, by way of PIK Notes. Interest will be paid semi-annually in arrears. Upon the occurrence of an event of default, an additional 2.00% will be added to the stated interest rate. The Convertible Senior Secured Notes will mature on the fifth anniversary of issuance and will be redeemable at any time by the Company, in whole but not in part, for cash, at par plus, if redeemed before the second anniversary of issuance, certain make-whole premiums.

A number of covenants exist in relation to the Company’s obligations with regard to payment of notes and interest; furnishing the trustee with exchange act reports; compliance with Section 13 or 15(d) of the Exchange Act; provision of an annual compliance certificate; relinquishing of the benefit or advantage of, any stay, extension or usury law; acquisition of notes by the Company; permitting any Company subsidiaries to become liable for the notes; limitation on liens securing indebtedness; limitation on asset sales; limitation on transactions with affiliates; limitation on restricted payments; retention of $10 million cash; guarantors; and material IP. No breaches have been identified during the year. Accordingly, cash at bank includes £7,845 thousand subject to the above covenant as at December 31, 2023.

In accordance with IFRS 9, this is treated as a hybrid instrument and is designated in entirety as fair value through profit or loss. Therefore, upon initial recognition the Company has not separated the convertible loan into a host liability component (accounted for at amortized cost) and the derivative liability components (accounted for at fair value through profit or loss). The valuation methods and assumptions are shown in note 25.